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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - SEPTEMBER 30, 2002

                        YOUTHSTREAM MEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                             0-27556
(State or other jurisdiction of                           Commission file number
Incorporation or organization)

           13-4082185
(IRS Employer Identification No.)

                  28 West 23rd Street, New York, New York 10010
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (212) 622-7300

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YOUTHSTREAM MEDIA NETWORKS, INC.
FORM 8-K
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  TABLE OF CONTENTS

                                                             Page
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Item 9.   Regulation FD Disclosure                             1




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ITEM 9.   REGULATION FD DISCLOSURE

On September 30, 2002, the Interim Chief Executive Officer and the Acting Chief Financial Officer of YouthStream Media Networks, Inc. (the "Company") caused to be filed herewith, as Exhibits 99.1 and 99.2, the certifications required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             YOUTHSTREAM MEDIA NETWORKS, INC

Date:  September 30, 2002                    By: /S/ WESLEY RAMJEET
                                                ----------------------------
                                                Wesley Ramjeet
                                                Acting Chief Financial Officer